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                               The Commerce Funds
                              Institutional Shares
                                 Service Shares

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                      Supplement dated February 4, 2004 to
                         Prospectus dated March 1, 2003

Government Securities

     The information regarding Primary Risks of Investing in the Fund for the Bond Fund on pages 35-36 of the Institutional and Service Shares prospectuses, and for the Short-Term Government Fund on pages 41-42 of the Institutional and Service Shares prospectuses, is amended to reorder the U.S. Government Securities Risk and Mortgage-Backed Risk disclosures to be the first and second risks, respectively. In addition, the text of the U.S. Government Securities Risk and Mortgage-Backed Risk is hereby amended and restated in their entirety as follows:

"U.S. Government Securities Risk: U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association ("GNMA")), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association ("FNMA")), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation ("FHLMC")). Although many U.S. Government securities purchased by the Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Risk: Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to additional risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities in which the Fund may invest include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), FNMA guaranteed Mortgage-Pass Through Certificates (also known as "Fannie Maes") and FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). As stated under "U.S. Government Securities Risk," unlike Ginnie Maes, Fannie Maes and Freddie Macs are not backed by or entitled to the full faith and credit of the United States."

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Investment Securities and Practices

     The information regarding mortgage-backed risk in the Investment Securities and Practices section on pages 72-73 of the Institutional and Service Shares prospectuses, is hereby amended and restated in its entirety as follows:

"Mortgage-Backed Risk: In addition to prepayment, call and extension risk, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser's analysis of the market value of the security. The Asset Allocation and Bond Funds may purchase "stripped" mortgage-backed securities (SMBS) and other types of "stripped" securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund's initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified."

New Fund Manager

     The Fund Manager information for the Mid Cap Growth Fund Manager on page 86 of the Institutional Shares prospectus and page 89 of the Service Shares prospectus, is revised to reflect that Walt Czaicki has replaced David W. Wente as the Fund Manager for the MidCap Growth Fund. The information pertaining to Mr. Wente and Mr. Czaicki is amended as follows:

Person                               Fund(s)                               Experience
David W. Wente,                     Value                     Joined Commerce in 1996;
Vice President                                                Equity Analyst for the Fund since inception; Fund
                                                              Manager since inception 11 years of experience

Walt Czaicki, CFA                 MidCap Growth               Joined Commerce in 2003
And Vice President                                            Formerly a Senior Portfolio Manager for UMB
                                                              Investment Advisors; formerly the

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

                                                              Director and Senior Portfolio Manager for
                                                              Banc of America Capital Management (and
                                                              its predecessor organizations) 16 years of
                                                              experience

Asset Allocation

     The last sentence of the third investment strategy on page 29 of the Asset Allocation Fund's Institutional and Service Shares prospectuses is hereby amended and restated in its entirety as follows: "Generally, the Fund does not intend to invest over 15% of the Fund's total assets in a non-affiliated fund."

     The second sentence under "Underlying Fund Fees (fees paid indirectly from your investment)" on page 33 of the Asset Allocation Fund's Institutional and Service Shares prospectuses is hereby amended and restated in its entirety as follows: "These fees are approximately 0.98% of the Asset Allocation Fund's average net assets based on current allocation targets, and may fluctuate."

     The paragraph under "Example" on page 34 of the Asset Allocation Fund's Institutional and Service Shares prospectuses is restated in its entirety as follows:

     Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional or Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. In addition, the Underlying Fund fees of 0.98% are included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 Year                     3 Years
         Institutional shares                      $135                      $  825
              Service shares                       $505                      $1,218

Growth Fund

     The first sentence of the second investment strategy listed on page 8 of the Growth Fund's Institutional and Service Shares prospectuses is hereby amended and restated in its entirety as follows: "Using a combination of fundamental and quantitatively-driven approach, the Fund invests primarily in stocks of companies that show above-average growth in earnings."

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